UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 21, 2024

SUPER MICRO COMPUTER, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33383	77-0353939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
980 Rock Avenue, San Jose, California 95131
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (408) 503-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	SMCI	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On February 21, 2024 Super Micro Computer, Inc. (the “Company”) entered into a Seventh Amendment to Loan and Security Agreement (the “Agreement”) dated April 19, 2018, by and among the Company, as Borrower, the lenders party thereto (the “Lenders”) and Bank of America, N.A., as administrative agent for the Lenders to amend certain financial covenants of the Agreement to allow for the Company’s proposed offering of convertible senior notes as described below and the entry into capped call transactions in connection therewith.

Item 8.01	Other Events

On February 21, 2024, the Company issued a press release announcing that it proposes to offer, subject to market conditions and other factors, $1.5 billion aggregate principal amount of convertible senior notes due 2029 (the “Convertible Notes”) to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. The Company expects to grant a 13-day option to the initial purchasers to purchase up to an additional $225.0 million aggregate principal amount of Convertible Notes. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Neither this Current Report on Form 8-K nor the press release constitutes an offer to sell, or the solicitation of an offer to buy, the Convertible Notes or the shares of the Company’s common stock, if any, issuable upon conversion of the Convertible Notes.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1
Seventh Amendment to Loan and Security Agreement, dated as of February 21, 2024, by and among the Company, as Borrower, the Lenders party thereto and Bank of America, N.A., as administrative agent for the Lenders.

99.1	Press release dated February 21, 2024

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPER MICRO COMPUTER, INC.

Date: February 21, 2024	By:	/s/ Charles Liang
President, Chief Executive Officer and Chairman of the Board